AMERICAN GENERAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT D
                ELITEPLUS BONUS FLEXIBLE PREMIUM INDIVIDUAL FIXED
                     AND VARIABLE DEFERRED ANNUITY CONTRACTS

                          SUPPLEMENT DATED MARCH 22, 2021
                     TO CONTRACT PROSPECTUS, AS SUPPLEMENTED

     The purpose of this supplement is to notify Contract owners of the proposed reorganization of the Funds of VALIC Company II ("VCII Trust") in which each of the Target Funds ("Target Funds") will be reorganized into a shell series ("Acquiring Fund") of VALIC Company I ("VCI Trust") as indicated below, with the Acquiring Fund as the surviving Fund (such combinations referred to hereinafter as the "Reorganization"):


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Target Fund                            Acquiring Fund
VALIC Company II High Yield Bond       VALIC Company I High Yield Bond Fund
Fund

VALIC Company II Strategic Bond        VALIC Company I Core Bond
Fund                                   Fund

VALIC Company II Mid Cap Value         VALIC Company I Mid Cap Value
Fund                                   Fund

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     American General Life Insurance Company received notification that the Board of Directors of the VCII Trust approved the Reorganizations pursuant to which each of the Target Funds will be reorganized into a shell series of the VCI Trust, with the Acquiring Fund being the surviving fund. Each shell Acquiring Fund will have the same investment objectives, strategies and policies as the Target Fund of the same name. All of the Target Fund's assets and liabilities would be transferred to the respective Acquiring Fund in exchange for shares of the Acquiring Fund. If the Reorganizations are completed, shareholders of the Target Fund will receive shares of the respective Acquiring Fund, the total value of which will be equal to the total value of their shares of the Target Fund on the date of the Reorganization, after which the Target Fund will cease operations.

     The Reorganizations are expected to be consummated at the close of the New York Stock Exchange, which is generally 4:00 p.m. Eastern Time, on or about Friday, May 21, 2021 (the "Closing Date"), subject to approval at a special meeting of shareholders to be held on or about May 11, 2021. The VCI
Trust is an existing trust offered under the Contracts.   All Contract
account values in the Target Fund variable account option will be automatically transferred into the respective Acquiring Fund's variable account option.

     At any time before 3:00 p.m. central time one business day prior to the Closing Date (i.e., Thursday, May 20, 2021), you may transfer your Contract account values in the Target Fund's variable account option to any of the other variable account options available under the Contracts. You may give us instructions to transfer your account value to another variable account option by calling our Annuity Service Center at the number below. Please review your fund prospectuses for information about the other variable account options. For additional fund prospectus copies, please contact our Annuity Service Center at the telephone number shown below.

     If we receive any new instruction from you for purchase payment allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Target Fund variable account option after 3:00 p.m. central time one business day prior to the Closing Date (i.e., Thursday, May 20, 2021), such transaction will be treated as if received after 3:00 p.m. central time on the Closing Date. Your allocation or transfer will be processed on the business day following the Closing Date and will use prices established after the close of the New York Stock Exchange on such date (i.e, Monday, May 24, 2021).

     Existing automatic instructions for dollar cost averaging or automatic rebalancing into or out of the Target Fund (as applicable) that are scheduled for the Closing Date will be executed on the Closing Date and will be automatically directed to the respective Acquiring Fund.

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     Neither our automatic transfer of the proceeds to the Acquiring Fund on the Closing Date, nor your transfer of account value out of the Target Fund prior to May 20, 2021 or out of the Acquiring Fund within 60 days after the Closing Date (i.e., July 20, 2021), will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the names of the Target Fund variable account options. If you have any questions, please contact our Annuity Service Center at 1-800-247-6584.

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